PGIM Rock ETF Trust
PGIM S&P 500 Max Buffer ETF – September
(the “Fund”)
Supplement dated August 31, 2026
to the Fund’s Currently Effective Summary Prospectus and Prospectus
As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximate one-year period over which the Fund seeks to produce the target outcome). The Target Outcome Period for the Fund will commence on September 1, 2026 and end on August 31, 2027.
An investment in the Fund over the course of the Target Outcome Period will be subject to the Fund’s cap and downside buffer as set forth in the table below.
Fund Name	Ticker	Cap	Investment Objective
PGIM S&P 500 Max Buffer ETF – September	PMSE	Gross: 8.26% Net: 7.76%*
The Fund’s investment objective is to provide
investors with returns that match the price return
of the SPDR® S&P 500® ETF Trust up to a
predetermined upside cap while seeking to
maximize the downside protection against the
SPDR® S&P 500® ETF Trust’s losses over the
one-year Target Outcome Period. In seeking to
achieve this investment objective, the Fund’s
approximate upside cap over the period
September 1, 2026 through August 31, 2027 is
8.26% (before fees and expenses). The downside
buffer for the period is 100% (before fees and
expenses).

* Takes into account the Fund’s unitary management fee.
In connection with the onset of the new Target Outcome Period, the Fund’s prospectus is amended as set forth below:
■
The sections in the Funds’ Prospectus entitled “Investment Objective” are deleted in their entirety and replaced with the corresponding disclosure set forth under “Investment Objective” in the table above.
■
All references to the dates associated with the prior Target Outcome Period are deleted in their entirety and replaced with references to the new Target Outcome Period: September 1, 2026 through August 31, 2027.
■
All references to the upside cap for the prior outcome period are deleted in their entirety and replaced with the corresponding cap and downside buffer set forth in the table above.

LR5021SEP